SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 21, 2002

                            Switchboard Incorporated
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

           0-28871                                   04-3321134
           -------                                   ----------
   (Commission File Number)             (I.R.S. Employer Identification No.)

                                120 Flanders Road
                          Westboro, Massachusetts 01581
          (Address of Principal Executive Offices, Including Zip Code)

                                 (508) 898-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 21, 2002, Switchboard Incorporated (the "Registrant") and America Online, Inc. ("AOL") entered into a Third Amendment (the "Third Amendment") to their Directory and Local Advertising Platform Services Agreement dated December 11, 2000 (the "Agreement"). The Third Amendment made a number of changes to the Agreement as previously amended including but not limited to the following.

     1. All remaining scheduled payments from the Registrant to AOL, totalling $12 million, have been eliminated.

     2. The requirement that the Registrant escrow funds to guarantee future payments to AOL (established in the Second Amendment to the Agreement dated April 25, 2002 (the "Second Amendment")) has been eliminated.

     3. The revenue sharing schedule from the effective date of the Third Amendment forward has been amended. As directory advertising revenues grow under the Agreement, the revenue share that the Registrant receives will decrease as it did in the original Agreement; however, there are several more intermediate steps defined, thereby more gradually decreasing the revenue share the Registrant will receive over the remaining term of the Agreement. The initial revenue share percentage that the Registrant will receive under the amended schedule is the same as it was in the original Agreement. However, upon achieving a substantial level of cumulative gross directory advertising revenue during the term of the Agreement, the percentage revenue share that the Registrant receives will be less than the lowest percentage defined in the original Agreement.

     4. The Agreement will terminate on December 31, 2004 unless the parties renew the Agreement, as opposed to December 11, 2005 as specified in the Second Amendment.

     5. All "revenue shortfall" lookbacks and remedies defined in the original Agreement, and amended in the Second Amendment, have been eliminated.

     6. Enhanced merchant data that the Registrant is compiling for use on Registrant's own Switchboard.com Web site has been made available for AOL's use throughout the term of the Agreement.

     7.   The   amendment   allows  for  sales   commissions   associated   with
          telemarketing efforts to be subtracted from telemarketing revenues subject to revenue sharing between the parties.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SWITCHBOARD INCORPORATED

Date: August 22, 2002                        /s/ Robert P. Orlando
                                             ---------------------
                                             Robert P. Orlando
                                             Vice President and Chief Financial
                                             Officer